UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):            November 8, 2010

EQUIFAX INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-6605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (404) 885-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Equifax Inc. issued a press release dated November 8, 2010, announcing that its Board of Directors has authorized an increase in its quarterly common stock dividend from $0.04 per share to $0.16 per share.

Item 9.01.   Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.	Description
99.1	Equifax Inc. press release dated November 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

	By:	/s/ Lee Adrean
	Name:	Lee Adrean
	Title:	Corporate Vice President and
Chief Financial Officer

Date: November 8, 2010

Exhibit Index

The following exhibit is being furnished with this report:

Exhibit No.	Description
99.1	Press release of Equifax Inc. dated November 8, 2010.